SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2002



                                   EVTC, INC.

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware

                            (State of Incorporation)

       000-20986                                           22-3005943
       ---------                                           ----------
(Commission File No.)                       (IRS Employer Identification No.)


                    3125 Bolt Street, Fort Worth, Texas 76110
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (817) 759-8900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     On January 30, 2002, EVTC, Inc. (the "Company") issued a press release announcing that it has requested a hearing with The Nasdaq Stock Market ("Nasdaq") for the continued listing of the Company's securities on the Nasdaq Small Cap Market. Nasdaq has granted the Company's request for an oral hearing before a Panel authorized by Nasdaq. The Company's securities will continue to trade in the normal course on the Nasdaq Small Cap Market until a determination is made by the Panel following the hearing. A copy of the Company's press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.   Exhibits.

    (c)   Exhibits:

          99.1:   EVTC, Inc. Press Release dated January 30, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EVTC, INC.


Dated: January 31, 2002                 By:/s/ George Cannan
                                           ----------------------------------
                                           Name:  George Cannan
                                           Title: Chairman

                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    -----------

99.1       EVTC, Inc. Press Release dated January 30, 2002.